UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 20, 2017 (March 16, 2017)

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On March 16, 2017, National CineMedia, Inc. (“NCM, Inc.”), as sole manager of National CineMedia, LLC (“NCM LLC”), provided written notices setting forth the determination of common membership units due to/from the members of NCM LLC as shown in the table below, in accordance with the Common Unit Adjustment Agreement dated as of February 13, 2007, by and among NCM, Inc., NCM LLC, Regal CineMedia Holdings, LLC (“Regal”), American Multi-Cinema, Inc. (“AMC”), Cinemark Media, Inc. (“Cinemark”), Regal Cinemas, Inc. (“RCI”) and Cinemark USA, Inc.  Regal, AMC and Cinemark are referred to collectively as the “Founding Members.”   The “Founding Member Group” means, with respect to each Founding Member, the Founding Member, its ESA Party, and their Affiliates.  Any undefined capitalized term has the meaning given it in the Common Unit Adjustment Agreement.  Under the Common Unit Adjustment Agreement, the adjustment of membership units is conducted annually, except that a Common Unit Adjustment will occur for a specific Founding Member (or designee) if its acquisition or disposition of theatres, in a single transaction or cumulatively since the most recent Common Unit Adjustment, results in an extraordinary attendance increase or decrease in excess of two percent of the annual total attendance as determined on the prior adjustment date.

On March 9, 2017, NCM, Inc. and NCM LLC entered into a binding Memorandum of Understanding (“MOU”) with AMC to effectuate aspects of a final judgment entered by the Department of Justice in connection with AMC’s acquisition of Carmike Cinemas, Inc. (“Carmike”).  Pursuant to the MOU, promptly after the MOU effective date AMC will receive NCM LLC common membership units in respect of the annual attendance at such Carmike theatres in accordance with the Common Unit Adjustment Agreement.  AMC’s acquisition of Carmike meets the criteria for a Common Unit Adjustment for this acquisition because it results in an extraordinary attendance increase of approximately 9.5%.  Further, the Final Judgment requires AMC to transfer advertising rights to 17 theatres from NCM LLC to another advertising provider (such theatres, the “Screen Transfer Theatres”).  Pursuant to the MOU, promptly after the MOU effective date, AMC will convey to NCM LLC approximately 4.7 million NCM LLC common membership units in respect of such theatres.  The 4.7 million surrendered NCM LLC common membership units are comprised of (i) 2.9 million NCM LLC common membership units pursuant to the adjustment for divested theatres in the Common Unit Adjustment Agreement and (ii) an additional 1.8 million NCM LLC common membership units valued at $25 million to compensate for NCM LLC’s lost operating income for these theaters during the 10-year term of the Final Judgment.  These Common Unit Adjustments, as well as, the annual Common Unit Adjustment for fiscal year 2016 attendance were included in the written notices provided on March 16, 2017 and each of the common membership units pursuant to these transactions are expected to be issued/surrendered on March 30, 2017, the settlement date.

Following is a summary of the NCM LLC ownership units that will result from 1) the Annual Common Unit Adjustment related to 2016 attendance, 2) the extraordinary Common Unit Adjustment for AMC’s acquisition of Carmike and 3) the return of NCM LLC common membership units related to the Screen Transfer Theatres pursuant to the MOU.

Founding Member Group	Number of Units Owned Prior to Adjustments	Number of Units Issued per 2016 Adjustment	Number of Units Issued per Extraordinary Adjustment (Carmike Theatres)	Number of Units Surrendered for Screen Transfer Theatre Adjustment	Total Number of Units Owned Post Adjustments
AMC	23,862,988	361,892	18,425,423	(4,657,673)	37,992,630
Cinemark	26,384,644	1,487,218	-	-	27,871,862
Regal	27,072,701	501,919	-	-	27,574,620
NCM, Inc. (1)	59,874,412	-	-	-	59,874,412
Total	137,194,745	2,351,029	18,425,423	(4,657,673)	153,313,524

_________________

(1)

Excludes the issuance of NCM LLC units with respect to restricted shares which have vested and stock options which have been exercised subsequent to December 29, 2016 as these NCM LLC units are issued at each quarter end.

Following the issuance (surrender) of these common membership units pursuant to the Common Unit Adjustment Agreement and MOU, each Founding Member Group’s ownership interest in NCM LLC will change as follows.

Founding Member Group	Ownership Interest Prior to Adjustments	Ownership Interest Post Adjustments	Change
AMC	17.4%	24.8%	+ 7.4
Cinemark	19.2%	18.2%	- 1.0
Regal	19.7%	18.0%	- 1.7
NCM, Inc. (1)	43.7%	39.0%	- 4.7

_________________

(1)

Excludes the issuance of NCM LLC units with respect to restricted shares which have vested and stock options which have been exercised subsequent to December 29, 2016 as these NCM LLC units are issued at each quarter end.

Pursuant to NCM, Inc.’s Amended and Restated Certificate of Incorporation and NCM LLC’s Third Amended and Restated Limited Liability Company Operating Agreement, as amended, members of NCM LLC, other than NCM, Inc., may choose to have common membership units redeemed, and NCM, Inc. may elect to issue cash or shares of its common stock on a one-for-one basis.  Therefore, the NCM LLC units issued to the Founding Members may be redeemable for an equal number of shares of NCM, Inc.’s common stock.

Neither NCM, Inc. nor NCM LLC received any cash consideration in exchange for the issuance of the units.  In addition to the issuance of the units, cash will be paid in lieu of partial units in the amounts of $14.03, $10.94 and $11.02 to AMC, Cinemark USA, Inc. and RCI, respectively.

The units will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided for by Section 4(2) thereof for transactions not involving a public offering. Appropriate legends will be affixed to the securities issued in this transaction. The Founding Members had adequate access, through business or other relationships, to information about NCM, Inc.

In accordance with the ESA by and between NCM, Inc. and AMC, all of the common units issued to AMC for the Carmike theatres are currently under contract with a third-party advertising service provider.  As required by the ESA, AMC will pay NCM LLC amounts reflecting the net amount of cash that approximates what NCM LLC would have generated if it were able to sell on-screen advertising in these theatres on an exclusive basis. These integration payments will be made on a quarterly basis in arrears in accordance with certain run-out provisions and are projected to be approximately $20 million for a full year and will continue until the earlier of (i) the date such theatres are transferred to the NCM LLC network or (ii) the expiration of AMC’s Exhibitor Services Agreement (“ESA”) with NCM LLC.  The payments will be recorded directly to intangible assets in NCM LLC’s balance sheet but are added to available cash distributions to NCM, Inc. and the founding members and will reduce NCM LLC’s leverage as calculated for debt covenant compliance purposes.

Discussion of Common Unit Adjustment Calculations

Methodology

The Common Unit Adjustment Agreement provides a mechanism for adjusting membership units held by the Founding Members, based on increases or decreases in attendance associated with new theatre construction or acquisitions and dispositions or closures by each Founding Member as discussed below.  The adjustment of membership units pursuant to this agreement are conducted annually, except that an earlier adjustment will occur for a Founding Member if its acquisition or disposition of theatres, in a single transaction or cumulatively since the most recent adjustment, will cause a change of two percent or more in the total annual attendance.

Increases in attendance associated with theatre additions are included in the unit adjustment if arising from acquisition of a theatre or opening of a newly constructed theatre, except that lease renewals and extensions are not included and acquired theatres, subject to an agreement with an alternative cinema advertising provider, will not be included until certain run out payments are made to NCM LLC by the Founding Member acquiring the theatre pursuant to its ESA or until such third party cinema advertising agreement expires.

Decreases in attendance associated with theatre dispositions are included in the unit adjustment if arising from the closure or sale of a theatre, unless the purchaser or sublessee enters into an agreement with NCM LLC similar to the ESA, the theatre is closed at or after the end of its lease term in effect on February 13, 2007 (the Common Unit Adjustment Agreement date), the theatre is closed at the end of an initial term of a lease entered into after February 13, 2007, or a non-digitized theatre is closed within the last three years of the term of a lease in effect on February 13, 2007 (the closing date of NCM, Inc.’s initial public offering).

The increases in attendance for acquired theatres that were open for the full twelve months prior to the acquisition date are calculated based on the attendance for the twelve months prior to the acquisition date and decreases in attendance for theatres that were disposed are based on the attendance for the twelve months prior to the disposition date. However, if an acquired or new build theatre was not operating during the entire twelve months prior to the acquisition date (in the case of an acquired theatre), the change in annual attendance is calculated based on 75% of the projected, year 1 annual attendance for such theatre, as determined by the Founding Members’ board of directors (or other investment committee designated by the board) in approving development or acquisition.  Additionally, in the calculations for adjustment upon acquisition, new openings, closures or disposition, only 50% of the attendance is included for theatres that were not digitized.

In the case of acquired or new build theatres in which the 75% of projected, year 1 annual attendance was used in prior Common Unit Adjustments, an additional adjustment or “true-up” was made to the net increases and decreases in attendance.  This adjustment was calculated as the variance between the attendees applied in the prior Common Unit Adjustment and the actual, year 1 attendance for such theatres.

Common Unit Adjustment Calculations

Following is the detail of the Common Unit Adjustment calculations for 1) the Annual Common Unit Adjustment related to 2016 attendance, 2) the extraordinary Common Unit Adjustment for AMC’s acquisition of Carmike and 3) the return of NCM LLC common membership units related to the Screen Transfer Theatres pursuant to the MOU.

1)	Annual Common Unit Adjustment for 2016 Fiscal Year

Discussion of changes in screens and attendance:

The aggregate net attendance adjustment used in calculating the Common Unit Adjustment for the 2016 fiscal year was an increase of 8,189,813 attendees as described below.

•	The total attendance increase was 7,726,221 attendees, of which
o	4,140,421 related to newly opened or acquired theatres that were not open for 12 months at time of acquisition.
▪	4,140,421 from digital screens or 5,520,562 weighted at 75%
o	3,585,800 attendees related to acquired theatres that were open for the full 12 months prior to the acquisition date
▪	3,382,083 from digital screens weighted at 100%
▪	203,717 from non-digital screens or 407,434 weighted at 50%

A total of 281 screens were added resulting in an average attendance per added screen of approximately 27,495.

•	The total attendance decrease due to dispositions was 1,415,030 attendees, of which
▪	1,392,073 from digital screens weighted at 100%
▪	22,957 from non-digital screens or 45,914 weighted at 50%

A total of 50 screens were disposed of resulting in an average attendance per disposed screen of approximately 28,301.

•

The total attendance increase due to an adjustment between the projected, year 1 attendance of 17 new build and acquired theatres or 183 screens included in the prior Common Unit Adjustment and the actual, year 1 attendance for these theatres was 1,878,622 attendees.

Excluded from the calculation was a 3,428,771 decrease in attendance related to theatre closures associated with expired leases in effect at February 13, 2007, of which all attendees were from digital screens.  A total of

155 screens were excluded, due to end of lease screen closures resulting in an average attendance per excluded screen of approximately 22,121.

Calculation of the Common Unit Adjustment (1): (as of and for the fiscal year ended December 29, 2016, except as noted)

Outstanding NCM LLC Equity Equivalents (2)	137,981,049
Times - NCM, Inc. Share Price (3)	$14.6237
NCM LLC Equity Value	$2,017,793,466
NCM LLC Long-Term Funded Debt	$935,000,000
Less: NCM LLC Cash and Cash Equivalents	$(10,721,419)
NCM LLC Enterprise Value	$2,942,072,047
Divided by - Attendance Total (4)	697,006,763
NCM LLC Enterprise Value per Attendee	$4.2210093
Times - aggregate Net Attendance Adjustment (for the period January 1, 2016 through December 29, 2016)	8,189,813
Common Unit Adjustment Equivalent (Value of aggregate Net Attendance Adjustment)	$34,569,277
Divided by - NCM, Inc. Share Price (3)	$14.6237
Common Unit Adjustment (in whole units)	2,363,919
Units to be Adjusted from Prior Year	(12,890)
Adjusted Common Unit Adjustment (in whole units)	2,351,029
Cash paid in lieu of partial units issued Founding Members	$34.77

_________________

(1)	Terms as defined in the Common Unit Adjustment Agreement.
(2)

Includes 59,874,412 60-day weighted average shares of NCMI outstanding common stock, 77,320,333 60-day weighted average NCM LLC units held by the Founding Members and 786,304 restricted shares and outstanding options deemed exercised under the treasury stock method.

(3)	Represents the 60-day weighted average share price of NCM, Inc. up to, but not including, December 29, 2016.
(4)

Includes attendees from (i) Founding Members, (ii) network affiliates and (ii) certain Rave theatres previously acquired by AMC and Cinemark under contract with another cinema advertising provider for which AMC and Cinemark pay integration payments to NCM LLC.

2)	Extraordinary Common Unit Adjustment for AMC Acquisition of Carmike

Discussion of changes in screens and attendance:

The aggregate net attendance adjustment used in calculating the Common Unit Adjustment was an increase of 65,142,100 attendees.

•

The total attendance increase due to the 2,928 screens acquired from Carmike was 65,142,100 attendees.  Of this increase, all related attendees are currently under contract with another advertising provider.  Additionally, the total attendance increase due to seven newly opened theatres was 1,562,667 (2,083,556 weighted at 75%). All of the attendees were added on digital screens, resulting in an average attendance per added screen of approximately 22,248.

Calculation of the Common Unit Adjustment (1): (as of December 20, 2016, except as noted)

Outstanding NCM LLC Equity Equivalents (2)	137,979,609
Times - NCM, Inc. Share Price (3)	$14.7378
NCM LLC Equity Value	$2,033,515,882
NCM LLC Long-Term Funded Debt	$935,000,000
Less: NCM LLC Cash and Cash Equivalents	$(11,192,353)
NCM LLC Enterprise Value	$2,957,323,529
Divided by - Attendance Total (4)	709,431,495
NCM LLC Enterprise Value per Attendee	$4.1685822
Times - aggregate Net Attendance Adjustment (for the period December 4, 2015 through December 1, 2016)	65,142,100
Common Unit Adjustment Equivalent (Value of aggregate Net Attendance Adjustment)	$271,550,201
Divided by - NCM, Inc. Share Price (3)	$14.7378
Common Unit Adjustment (in whole units)	18,425,423
Cash paid in lieu of partial units issued Founding Members	$1.90

_________________

(1)	Terms as defined in the Common Unit Adjustment Agreement dated as of February 13, 2007.
(2)

Includes 59,853,806 60-day weighted average shares of NCM, Inc. outstanding common stock, 77,320,333 60-day weighted average NCM LLC units held by the Founding Members and 805,471 restricted shares and outstanding options deemed exercised under the treasury stock method.

(3)	Represents the 60-day weighted average share price of NCM, Inc.
(4)

Includes attendees from (i) network affiliates and (ii) certain Rave theatres previously acquired by AMC under contract with another cinema advertising provider for which AMC pays integration payments to NCM LLC.

3)	Adjustment for Screen Transfer Theatres

Discussion of changes in screens and attendance:

The aggregate net attendance adjustment used in calculating the Common Unit Adjustment was a decrease of 9,534,295 attendees.

•

The total attendance decrease due to the 17 theatres was 9,534,295 attendees.  Of this decrease, 9,534,295 related to attendees on our network.  All of the attendees were on digital screens.  A total of 318 screens were transferred resulting in an average attendance per decrease screen of approximately 29,982.

Calculation of the Common Unit Adjustment (1): (as of March 3, 2017, except as noted)

Outstanding NCM LLC Equity Equivalents (2)	138,688,871
Times - NCM, Inc. Share Price (3)	$13.8334
NCM LLC Equity Value	$1,918,538,628
NCM LLC Long-Term Funded Debt	$970,000,000
Less: NCM LLC Cash and Cash Equivalents	$(11,522,408)
NCM LLC Enterprise Value	$2,877,016,220
Divided by - Attendance Total (4)	695,645,538
NCM LLC Enterprise Value per Attendee	$4.1357503
Times - aggregate Net Attendance Adjustment (for the period February 26, 2016 through February 23, 2017)	9,534,295
Common Unit Adjustment Equivalent (Value of aggregate Net Attendance Adjustment)	$39,431,463
Divided by - NCM, Inc. Share Price (3)	$13.8334
Screen Transfer Theatre Adjustment Amount (in whole units)	(2,850,453)
Additional Unit Amount per MOU	25,000,000
Divided by - NCM, Inc. Share Price (3)	$13.8334
Additional Unit Amount (in whole units)	(1,807,220)
Common Unit Adjustment (in whole units)	(4,657,673)
Cash received in lieu of partial units from Founding Members	$(0.68)

_________________

(1)	Terms as defined in the Common Unit Adjustment Agreement dated as of February 13, 2007.
(2)

Includes 59,874,412 60-day weighted average shares of NCM, Inc. outstanding common stock, 77,320,333 60-day weighted average NCM LLC units held by the Founding Members and 1,494,126 restricted shares and outstanding options deemed exercised under the treasury stock method.

(3)	Represents the 60-day weighted average share price of NCM, Inc.
(4)

Includes attendees from (i) network affiliates and (ii) certain Rave theatres previously acquired by AMC under contract with another cinema advertising provider for which AMC pays integration payments to NCM LLC.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit	Description
3.1	Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 3.1 from the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33296) filed on May 6, 2011.)
10.1

National CineMedia, LLC Third Amended and Restated Limited Liability Company Operating Agreement dated as of February 13, 2007, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc.  (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.1.1

First Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of March 16, 2009, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc.  (Incorporated by reference to Exhibit 10.1.1 from the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33296) filed on August 7, 2009.)

10.1.2

Second Amendment to Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated as of August 6, 2010, by and among American Multi-Cinema, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC and National CineMedia, Inc.  (Incorporated by reference to Exhibit 10.1 from the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on August 10, 2010.)

10.1.3

Third Amendment to the Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC dated September 3, 2013, by and among American Multi-Cinema, Inc., AMC ShowPlace Theatres, Inc., Cinemark Media, Inc., Regal CineMedia Holdings, LLC, Regal Cinemas, Inc. and National CineMedia, Inc.  (Incorporated by reference to Exhibit 10.1.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on September 9, 2013.)

10.2

Common Unit Adjustment Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., National CineMedia, LLC, Regal CineMedia Holdings, LLC, American Multi-Cinema, Inc., Cinemark Media, Inc, Regal Cinemas, Inc. and Cinemark USA, Inc. (Confidential treatment granted as to certain portions, which portions were omitted and filed separately with the Commission.)  (Incorporated by reference to Exhibit 10.6 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.3

Registration Rights Agreement dated as of February 13, 2007, by and among National CineMedia, Inc., American Multi-Cinema, Inc., Regal CineMedia Holdings, LLC and Cinemark Media, Inc.  (Incorporated by reference to Exhibit 10.11 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.)

10.4

Amended and Restated Exhibitor Services Agreement dated as of December 26, 2013, by and between National CineMedia, LLC and American Multi-Cinema, Inc. (Confidential treatment requested as to certain portions, which portions were omitted and filed separately with the Commission.)  (Incorporated by reference to Exhibit 10.2.4 to NCM, Inc.’s Annual Report on Form 10-K (File No. 001-33296) filed on February 21, 2014).

Exhibit	Description
10.5

Amended and Restated Exhibitor Services Agreement dated as of December 26, 2013, by and between National CineMedia, LLC and Cinemark USA, Inc. (Confidential treatment requested as to certain portions, which portions were omitted and filed separately with the Commission.)  (Incorporated by reference to Exhibit 10.3.4 to NCM, Inc.’s Annual Report on Form 10-K (File No. 001-33296) filed on February 21, 2014).

10.6

Amended and Restated Exhibitor Services Agreement dated as of December 26, 2013, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Confidential treatment requested as to certain portions, which portions were omitted and filed separately with the Commission.)  (Incorporated by reference to Exhibit 10.4.4 to NCM, Inc.’s Annual Report on Form 10-K (File No. 001-33296) filed on February 21, 2014).

10.7

Amendment to Exhibitor Services Agreement dated as of March 9, 2017, by and between National CineMedia, LLC and American Multi-Cinema, Inc.  (Incorporated by reference to Exhibit 10.1 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on March 15, 2017).

10.9

Amendment to Exhibitor Services Agreement dated as of March 9, 2017, by and between National CineMedia, LLC and Regal Cinemas, Inc. (Incorporated by reference to Exhibit 10.2 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on March 15, 2017).

10.10

Waiver of Section 12.06 of the ESA, dated as of March 14, 2017, by and between National CineMedia, LLC and Cinemark USA, Inc.  (Incorporated by reference to Exhibit 10.3 to NCM, Inc.’s Current Report on Form 8-K (File No. 001-33296) filed on March 15, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of NCM, Inc. and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: March 20, 2017	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary

NATIONAL CINEMEDIA, LLC

By:  National CineMedia, Inc., its manager

Dated: March 20, 2017	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary